UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2014

MedAssets, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Point Center E, Suite 200, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-323-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2014, MedAssets, Inc. (the “Company”) entered into a First Increase Joinder to Credit Agreement, dated as of September 8, 2014, by and among the Company and the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, Bank of America, N.A., as Swing Line Lender, Deutsche Bank Securities Inc., as Syndication Agent, and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., SunTrust Robinson Humphrey, Inc., Raymond James Bank, FSB and Fifth Third Bank, as Co-Documentation Agents (the “First Increase Joinder”) to that certain credit agreement, dated as of December 13, 2012 by and among the Company, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and LIC Issuer, Bank of America, N.A., as Swing Line Lender, Deutsche Bank Securities Inc., as Syndication Agent, and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., SunTrust Robinson Humphrey, Inc., Raymond James Bank, FSB and Fifth Third Bank, as Co-Documentation Agents (as amended, restated, modified or supplemented from time to time prior to the date hereof) (the “Credit Agreement”). The First Increase Joinder increased the revolving committed amount under the Credit Agreement by $100,000,000 to $300,000,000.

The description of the First Increase Joinder does not purport to be complete and is qualified in its entirety by reference to the First Increase Joinder, a copy of which is filed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	First Increase Joinder to Credit Agreement, dated as of September 8, 2014, by and among MedAssets, Inc., the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, Bank of America, N.A., as Swing Line Lender, Deutsche Bank Securities Inc., as Syndication Agent, and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., SunTrust Robinson Humphrey, Inc., Raymond James Bank, FSB and Fifth Third Bank, as Co-Documentation Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.

September 12, 2014	By:	/s/ Charles O. Garner
Name: Charles O. Garner
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Increase Joinder to Credit Agreement, dated as of September 8, 2014, by and among MedAssets, Inc., the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, Bank of America, N.A., as Swing Line Lender, Deutsche Bank Securities Inc., as Syndication Agent, and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., SunTrust Robinson Humphrey, Inc., Raymond James Bank, FSB and Fifth Third Bank, as Co-Documentation Agents.